UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 5, 2007

STRYKER CORPORATION
(Exact name of registrant as specified in its charter)

Michigan	0-9165	38-1239739
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2825 Airview Boulevard, Kalamazoo, Michigan		49002
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code 269.385.2600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

            On December 5, 2007, the Board of Directors of the Company approved a form of Indemnification Agreement to be entered into with Dean H. Bergy (Vice President and Chief Financial Officer), Luciano Cattani (Vice President; Group President, International), Curtis E. Hall (Vice President and General Counsel), Stephen Si Johnson (Vice President; Group President, MedSurg), James E. Kemler (Vice President; Group President, Biotech, Spine, Osteosynthesis and Development), and Michael W. Rude (Vice President, Human Resources) .  The Indemnification Agreements with such officers are effective as of October 24, 2007 and provide, among other things, the indemnitees with rights to indemnification and advancement of expenses to the fullest extent permitted by law in connection with proceedings related to the indemnitees' service to the Company in their current positions or actions taken during such service.

The foregoing description of the Indemnification Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Indemnification Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

ITEM 5.02     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(b) and (e)   Pursuant to an agreement entered into on December 7, 2007 with Luciano Cattani, who currently serves as Vice President; Group President, International of the Company, commencing January 1, 2008, Mr. Cattani's role and responsibilities with the Company will be reduced, and he will no longer serve as Vice President; Group President, International of the Company.  Commencing on January 1, 2008, Mr. Cattani will serve as Executive Vice President, International Public Affairs of the Company.  He will also continue to be a director of our Italian subsidiary.  Subject to earlier termination of the agreement, Mr. Cattani has agreed to devote an average of at least three full working days a week to his new responsibilities in 2008, two full working days a week during 2009 and one full working day a week in 2010 through expiration of the agreement on July 1, 2010.  His compensation will be 386,500 Euros in 2008, 257,600 Euros in 2009 and 64,400 Euros for the six-month period in 2010.  The agreement provides that the Company will continue to contribute to the costs of life, accident, health insurance and the Italian government pension program for Mr. Cattani and provide him with a car and driver for business purposes.  The agreement provides a one-year period after termination during which Mr. Cattani will not engage in competition with Stryker or solicit any of its employees, consultants or agents of the Company.

The foregoing summary description of the agreement with Mr. Cattani does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

            (d)        Exhibits

10.1          Indemnification Agreement for Certain Officers

10.2          Agreement between Stryker Corporation, Stryker Italia S.r.l. and Luciano Cattani, dated as of December 7, 2007.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRYKER CORPORATION

(Registrant)

December 10, 2007                                                     /s/ THOMAS R. WINKEL

Date                                                                             Thomas R. Winkel

Vice President and Secretary

EXHIBIT INDEX

10.1	Indemnification Agreement for Certain Officers

10.2	Agreement between Stryker Corporation, Stryker Italia S.r.l. and Luciano Cattani, dated as of December 7, 2007.